SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)            September 20, 2002
                                                         -----------------------



                            SONOMAWEST HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



       California                         01912                   94-1069729
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)



     2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA               95472
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        (Address of Principal Executive Offices)                 (Zip Code)



                                 (707) 824-2001
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE.

     On September 20, 2002, SonomaWest Holdings, Inc. (the "Company") filed its Annual Report for the fiscal year ended June 30, 2002. Attached hereto as
Exhibit 99.1 is the certification of the Chairman of the Board and Chief Financial Officer of the Company pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 covering the Annual Report on Form 10-K for the period ending June 30, 2002.


ITEM 7.  EXHIBITS.

Exhibit 99.1 Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.






                                    SONOMAWEST HOLDINGS, INC.



Date:  September 23, 2002           By:  /s/  Roger S. Mertz
                                       -----------------------------------------
                                       Roger S. Mertz
                                       Chairman of the Board



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                                  EXHIBIT INDEX


    Exhibit No.                       Description
    -----------                       -----------

      99.1 Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 99.1-1 906 of the Sarbanes-Oxley Act of 2002.



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